                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                           _______________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event report)   21-Jul-97

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of February 28, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities, (Series 1997-1)

                            TMS Auto Holdings, Inc.
================================================================================
            (Exact name of regristrant as specified in its charter)

       Delaware
       New Jersey           333-14075-02          Applied For
       ----------           ------------          -----------

       State or             (Commission           (IRS Employer
       other                File Number)            ID Number)
       jurisdiction of
       incorporation)


       2840 Morris Avenue, Union, New Jersey            07083
       --------------------------------------------------------------
       (Address of principal executive officer)

       Registrant's Telephone Number,
       including area code:                   908-686-2000
                                              -----------------------

                                       n/a
       --------------------------------------------------------------
       (Former name or former address, if changed since last report)

       Item 5           Other Events
                       --------------------------

Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date 21-Jul-97

       Item 7           Financial Statements and Exhibits
                       ----------------------------------

       The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      THE MONEY STORE AUTO TRUST
                                                 ASSET BACKED SECURITIES, 1997-I


                                                     By /S/ James K. Ransom
                                                     ---------------------- ----
                                                      James K. Ransom
                                                       Vice President
Dated:  07/30/97

                      THE MONEY STORE AUTO TRUST 1997-1
                        6.83% ASSET BACKED CERTIFICATES
                         CERTIFICATEHOLDER STATEMENT

IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997 - 1 FOR THE JULY 14, 1997 DETERMINATION DATE

DISTRIBUTION DATE      07/21/97    MONTHLY PERIOD     Jun-97

A.  INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION :

    I. CERTIFICATES

          (a)  The aggregate amount of the distribution to
               Certificateholders                                                             14,798.33

          (b)  The amount of the distribution set forth in A. 1. (a) above in
               respect of interest on the Certificates                                        14,798.33          5.8(ii)

          (c)  The amount of the distribution set forth in A. 1. (a) above in
               respect of principal on the Certificates                                            0.00          5.8(i)

          (d)  The amount of the distribution in A.1. (a) payable
               pursuant to a claim on the Certificate Policy                                       0.00          5.8(iii)

          (e)  The remaining outstanding balance available to
               be drawn under the Certificate Policy                                          14,798.33          5.8(iii)

          (f)  The amount of the distribution set forth in paragraph
               A.1. (a) above per $1,000 interest in the Certificates                         5.6916654

          (g)  The amount of the distribution set forth in paragraph
               A.1. (b) above per $1,000 interest in the Certificates                         5.6916654

          (h)  The amount of the distribution set forth in paragraph
               A.1. (c) above per $1,000 interest in the Certificates                         0.0000000

          (i)  The amount of the distribution set forth in paragraph
               A.1. (d) above per $1,000 interest in the Certificates                         0.0000000

B.  INFORMATION REGARDING THE PERFORMANCE OF THE TRUST :

    I. POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

          (a)  The Pool Balance as of the close of business
               on the last day of the Monthly Period                                     115,985,684.83           5.8(iv)

          (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
               Paragraph A.1. (c)                                                          2,600,000.00           5.8(v)

          (c)  The Certificate Factor after giving affect to the payments
               set forth in paragraph A.1. (c)                                                1.0000000

          (d)  The amount of aggregate Realized Losses for the
               second preceding Month Period                                                 112,276.59

          (e) The aggregate Purchase Amount for all Receivables that
              were repurchased in the Monthly Period                                               0.00

2.   SERVICING FEE

          (a)  The aggregate amount of the Servicing Fee paid to the
               Servicer with respect to the preceding Monthly Period                                  191,854.42

3.   PAYMENT SHORTFALLS

          (a)  The amount of the Certificateholders' Interest Carryover
               Shortfall after giving effect to the payments set forth in
               Paragraph A. 1.(b) above                                                                     0.00
          (b)  The amount of the Certificateholder's Interest Carryover
               Shortfall set forth in paragraph B.3.(a) above per $1,000
               interest with respect to the Certificate:                                               0.0000000
          (c)  The amount of the Certificateholders' Principal Carryover
               Shortfall after giving effect to the payments set forth in
               Paragraph A.1.(b) above                                                                      0.00
          (d)  The amount of the Certificateholders' Principal Carryover Shortfall
               set forth in paragraph B.3.(a) above per $1,000 interest with
               respect to the Certificate:                                                                  0.00

4.   TRANSFER OF SUBSEQUENT RECEIVABLES

          (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
               therefrom on such Distribution Date                                                          0.00

          (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
               therefrom on such Distribution Date                                                          0.00

          (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
               therefrom on such Distribution Date                                                          0.00

          (d)  The amount set forth in paragraph B.4.(a) per $1,000 interest in
               the Certificates:                                                                       0.0000000

          (e)  The amount set forth in paragraph B.4.(b) to be distributed to
               Certificateholders per $1,000 interest in the Certificates:                             0.0000000

          (f)  The amount set forth in paragraph B.4.(c) to be distributed to
               Certificateholders per $1,000 interest in the Certificates:                             0.0000000

5.        (a)  The aggregate amount of collections by the Servicer during the
               preceding Monthly Period                                                             5,124,532.31

          (b)  The aggregate amount which was received by the Trust from the
               Servicer during the preceding Monthly Period                                         5,124,532.31

          (c)  The aggregate amount of reimbursements to the Security
               Insurer during the preceding Monthly Period                                                  0.00

          (d)  The amount of Receivables that are delinquent for over:
                30 days                                                                             3,671,201.85
                60 days                                                                             1,119,832.55
                90 days                                                                               529,329.40

                                      (2)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying
Certificateholder Statement.


                       THE MONEY STORE AUTO FINANCE INC.




          BY:            \s\ Harry Puglisi
                         -----------------

                         HARRY PUGLISI
                         TREASURER

                       THE MONEY STORE AUTO TRUST 1997-1
                CLASS A-1  6.19% MONEY STORE ASSET BACKED NOTES
                      CLASS A-2 6.64% ASSET BACKED NOTES

           IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
           TO SERIES 1997 - 1 FOR THE JULY 14, 1997 DETERMINATION DATE

             DISTRIBUTION DATE      7/21/97     MONTHLY PERIOD    Jun-97


A.   INFORMATION REGARDING THE CURRENT MONTHLY DISTRIBUTION :

     I.   NOTES

               (a)  The aggregate amount of the distribution with respect to:
                          Class A-1 Notes                                                           4,694,749.90
                          Class A-2 Notes                                                             201,413.33

               (b)  The amount of the distribution set forth in paragraph A. 1.(a)
                    above in respect of interest on:
                          Class A-1 Notes                                                             420,084.98         5.8(ii)
                          Class A-2 Notes                                                             201,413.33

               (c)  The amount of the distribution set forth in paragraph A. 1.(a)
                    above in respect of principal of:
                          Class A-1 Notes                                                           3,101,957.51         5.8(i)
                          Class A-2 Notes                                                                   0.00

               (d)  The amount of the distribution in A. 1.(a) payable pursuant to a claim on the Note Policy with respect to:
                          Class A-1 Notes                                                                   0.00         5.8(iii)
                          Class A-2 Notes                                                                   0.00

               (e)  The remaining outstanding balance available to be drawn
                    under the Note Policy                                                           4,896,163.23         5.8(iii)

               (f)  The amount of the distribution set forth in paragraph A. 1.(a)
                    above per $1,000 interest in:
                          Class A-1 Notes                                                             51.5906582
                          Class A-2 Notes                                                              5.5333332

               (g)  The amount of the distribution set forth in paragraph A. 1.(b)
                    above per $1,000 interest in:
                          Class A-1 Notes                                                              4.6163185
                          Class A-2 Notes                                                              5.5333332

               (h)  The amount of the distribution set forth in paragraph A. 1.(c)
                    above per $1,000 interest in:
                          Class A-1 Notes                                                             34.0874452
                          Class A-2 Notes                                                              0.0000000

               (i)  The amount of the distribution set forth in paragraph A. 1.(d)
                    above per $1,000 interest in:
                          Class A-1 Notes                                                              0.0000000
                          Class A-2 Notes                                                              0.0000000

               (j)  Prior to the Parity Date, from the Available Funds, to the Note
                    Distribution Account the amount of the distribution set forth in paragraph A. 1.(a) above in respect of principal of:
                          Class A-1 Notes                                                           1,172,707.41
                          Class A-2 Notes                                                                   0.00

               (k)  The amount of the distribution set forth in paragraph A. 1.(j)
                    above per $1,000 interest in:
                          Class A-1 Notes                                                             12.8868946
                          Class A-2 Notes                                                              0.0000000

B.   INFORMATION REGARDING THE PERFORMANCE OF THE TRUST :

     1.   POOL BALANCE AND NOTE PRINCIPAL BALANCE

               (a)  The Pool Balance at the close of business
                    on the last day of the Monthly Period                                         115,985,684.83         5.8(iv)

               (b)  The aggregate outstanding principal amount of each
                    Class of Notes after giving effect to payments allocated
                    to principal as set forth in Paragraph A.1(c) and (j) above with respect to:
                          Class A-1 Notes                                                          77,163,457.98         5.8(v)
                          Class A-2 Notes                                                          36,400,000.00


               (c)  The Note Pool Factor for each Class of Notes after
                    giving effect to the payments set forth in paragraph
                    A.1(c) with respect to:
                          Class A-1 Notes                                                              0.8479501
                          Class A-2 Notes                                                              1.0000000


               (d)  The amount of aggregate Realized Losses for the
                    second preceding Monthly Period                                                   112,276.59         5.8(viii)

               (e)  The aggregate Purchase Amount for all Receivables
                    that were repurchased in the Monthly Period                                             0.00         5.8(ix)

     2.   SERVICING FEE

               (a)  The aggregate amount of the Servicing Fee paid to the
                    Servicer with respect to the preceding Monthly Period                             191,854.42         5.8(vi)

     3.   PAYMENT SHORTFALLS

               (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                    A. 1.(b) above with respect to:
                          Class A-1 Notes                                                                   0.00         5.8(vii)
                          Class A-2 Notes                                                                   0.00


               (b)  The amount of the Noteholders' Interest Carryover Shortfall set forth in paragraph B.3.(a) above per $1,000 interest
                    with respect to:
                          Class A-1 Notes                                                              0.0000000
                          Class A-2 Notes                                                              0.0000000


               (c)  The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                    A. 1.(b) above with respect to:
                          Class A-1 Notes                                                                   0.00         5.8(vii)
                          Class A-2 Notes                                                                   0.00


               (d)  The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3.(a) above per $1,000 interest
                    with respect to:
                          Class A-1 Notes                                                              0.0000000
                          Class A-2 Notes                                                              0.0000000

                                      (2)

4.   TRANSFER OF SUBSEQUENT RECEIVABLES

          (a)  Aggregate amount on deposit in the Pre-Funding
               Account on such Distribution Date after giving effect
               to all withdrawals therefrom on such Distribution Date                                       0.00         5.8(x)


          (b)  Aggregate amount on deposit in the Capitalized
               Interest Account on such Distribution Date after giving
               effect to all withdrawals therefrom on such Distribution
               Date                                                                                         0.00         5.8(x)

          (c)  Aggregate amount on deposit in the Pre-Funding
               Account on the final Subsequent Transfer Date after
               giving effect to all withdrawals therefrom on such
               Distribution Date                                                                            0.00         5.8(xi)

          (d)  the amount set forth in paragraph B.4(a) per $1,000
               interest in:
                          Class A-1 Notes                                                              0.0000000
                          Class A-2 Notes                                                              0.0000000


          (e)  the amount set forth in paragraph B.4(b) to be distributed to Noteholders per $1,000 interest in:
                          Class A-1 Notes                                                              0.0000000
                          Class A-2 Notes                                                              0.0000000


          (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                          Class A-1 Notes                                                              0.0000000
                          Class A-2 Notes                                                              0.0000000


          (g)  The Amount withdrawn from the Pre-Fund Account and transferred to the Collection Account (included in paragraph A .1(c)):
                          Class A-1 Notes                                                                   0.00         5.8(xi)

          (h)  the amount set forth in paragraph B.4(g) to be distributed to Noteholders per $1,000 interest in:
                          Class A-1 Notes                                                              0.0000000

5.        (a)  The aggregate amount of collections by the Servicer
               during the preceding Monthly Period                                                  5,124,532.31         5.8(xii)

          (b)  The aggregate amount which was received by the
               Trust from the Servicer during the preceding Monthly
               Period                                                                               5,124,532.31         5.8(xiii)

          (c)  The aggregate amount of reimbursements to the
               Security Insurer during the preceding Monthly
               Period                                                                                       0.00         5.8(xiv)

          (d)  The amount of Receivables that are delinquent for
               over:
                          30 days                                                                   3,671,201.85         5.8(xv)
                          60 days                                                                   1,119,832.55
                          90 days                                                                     529,329.40

6.        Other Information                                                                                              10.3
          Weighted Average Coupon (WAC)                                                                  19.200%

          Weighted Average Remaining Terms (WARM)                                                           50.2

                                     (3)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Noteholder Statement.


          THE MONEY STORE AUTO FINANCE INC.


          By:     /s/ Harry Puglisi
              ---------------------
              HARRY PUGLISI
              TREASURER